Inventories	12 Months Ended
Sep. 30, 2012
Inventories [Abstract]
Inventories
Inventories

Inventories are as follows (in millions):

	September 30,
	2012	2011
Finished goods and work in process	$325.4	$331.1
Raw materials	372.7	404.0
Supplies and spare parts	197.1	173.1
Inventories at FIFO cost	895.2	908.2
LIFO reserve	(33.3)	(58.4)
Net inventories	$861.9	$849.8

It is impracticable to segregate the LIFO reserve between raw materials, finished goods and work in process. In fiscal 2012, 2011, and 2010, we reduced inventory quantities in some of our LIFO pools. This reduction generally results in a liquidation of LIFO inventory quantities typically carried at lower costs prevailing in prior years as compared with the cost of the purchases in the respective fiscal years, the effect of which typically decreases cost of goods sold. The impact of the liquidations in fiscal 2012, 2011, and 2010 was not significant.